                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported):      January 22, 1999
                                                 -------------------------------


COUNTY SEAT STORES, INC.
                  (Exact Name of Registrant as Specified in Charter)


          Minnesota                 0-23913                    41-1272706
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)          File Number)              Identification No.)


    469 Seventh Avenue, 11th Floor, New York, New York              10018
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (212) 714-4800
                                        ------------------------


          -----------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          On January 22, 1999, County Seat Stores, Inc. and CSS Trade Names, Inc., its wholly-owned subsidiary, filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code, in the United States Bankruptcy Court for the Southern District Court of New York.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits

          The following exhibit is filed as part of this report:

EXHIBIT NO.         DESCRIPTION

   99.1             Press Release, dated January 22, 1999


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its be signed on its behalf by the undersigned hereunto duly authorized.


                                    COUNTY SEAT STORES, INC
                                             (Registrant)


Dated:  January 26, 1999            By: /s/ BRETT D. FORMAN
                                       ------------------------------------
                                       Brett D. Forman, Chief Operating
                                       Officer and Executive Vice President


                                          2